OMB APPROVAL
OMB Number:	3235-0060
Expires:	April 30, 2009
Estimated average burden
hours per response	5.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 2, 2008

SYNTEC BIOFUEL INC.
(Exact name of registrant as specified in its charter)

Washington	333-47514	91-2031335
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Suite 206, 388 Drake Street Vancouver, British Columbia, Canada	V6B 6A8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code)	(604) 681-1064

(Former name or former address if changed since last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1	REGISTRANT’S BUSINESS AND OPERATIONS

Item1.01	Entry into a Material Definitive Agreement.

No events to report.

Item1.02	Termination of a Material Definitive Agreement.

No events to report.

Item 1.03	Bankruptcy or Receivership.

No events to report.

SECTION 2	FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

No events to report.

Item 2.02	Results of Operations and Financial Condition.

No events to report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 2, 2008, the Board of Directors accepted the resolution to extend the repayment of the loans to Iris International Holdings Ltd. and Hokley Limited.

The loan of $152,295 from Iris International Holdings Ltd. became due and payable on December 31, 2007. Iris International Holdings Ltd. has agreed to extend the repayment date until June 30, 2008 on the same terms and conditions as set out in the promissory notes in exchange for a penalty charge of 10% of the capital debt.

The two loans of $5000 from Hokley Limited, due and payable on October 23, 2007 and October 24, 2007, were consolidated. Hokley Limited has agreed to extend the repayment date until June 30, 2008 on the same terms and conditions as set out in the promissory notes in exchange for a penalty charge of 10% of the capital debt.

The loan of $4000 from Hokley Limited was due and payable on December 31, 2007. Hokley Limited has agreed to extend the repayment date until June 30, 2008 on the same terms and conditions as set out in the promissory notes in exchange for a penalty charge of 10% of the capital debt.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

No events to report.

Item 2.05	Costs Associated with Exit or Disposal Activities.

No events to report.

Item 2.06	Material Impairments.

No events to report.

SECTION 3	SECURITIES AND TRADING MARKETS

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

No events to report.

Item 3.02	Unregistered Sales of Equity Securities.

No events to report.

Item 3.03	Material Modification to Rights of Security Holders.

No events to report.

SECTION 4	MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01	Changes in Registrant’s Certifying Accountant.

No events to report.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

No events to report.

SECTION 5	CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01	Changes in Control of Registrant.

No events to report.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

No events to report.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

No events to report.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

No events to report.

Item 5.06	Change in Shell Company Status.

No events to report.

SECTION 6	ASSET-BACKED SECURITIES

Item 6.01	ABS Informational and Computational Material.

No events to report.

Item 6.02	Change of Servicer or Trustee.

No events to report.

Item 6.03	Change in Credit Enhancement or Other External Support.

No events to report.

Item 6.04	Failure to Make a Required Distribution.

No events to report.

Item 6.05	Securities Act Updating Disclosure.

No events to report.

SECTION 7	REGULATION FD

Item 7.01	Regulation FD Disclosure.

No events to report.

SECTION 8	OTHER EVENTS

Item 8.01	Other Events.

No events to report.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

No events or exhibits to report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTEC BIOFUEL INC.

/s/ Michael Jackson
Michael Jackson, President

January 8, 2008
Date